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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D)  OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 May 18, 1998
                             ____________________

               Date of Report (Date of earliest event reported)

                             SIEBEL SYSTEMS, INC.
                             ____________________

            (Exact name of registrant as specified in its charter)


     DELAWARE                          0-20725                   94-3187233
_______________                    _______________           ________________


 (State or other jurisdiction of      (Commission              (I.R.S. Employer
         incorporation                File Number)           Identification No.)


                            1855 SOUTH GRANT STREET
                             SAN MATEO, CA  94402
                             ____________________

                   (Address of principal executive offices)

                                (650) 295-5000
                             ____________________

             (Registrant's telephone number, including area code)
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ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

     Except for the historical information contained herein, this Current Report on Form 8-K (the "Report") contains forward-looking statements that involve risks and uncertainties, including the risk associated with the timely development and market acceptance of new products and upgrades to existing products, the impact of competitive products and pricing, and other risks detailed from time-to-time in the Siebel System, Inc.'s ("Siebel") filings with the Securities and Exchange Commission (SEC). In particular, see the section titled "Risk Factors" in Siebel's registration statement on Form S-4 (No. 333-48055) filed with the SEC on March 17, 1998 and Siebel's annual report on Form 10-K filed on March 17, 1998.

     Syracuse Acquisition Sub, Inc. ("Merger Sub"), which was a wholly owned subsidiary of Siebel, was merged with and into Scopus Technology Inc., a California corporation ("Scopus"), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of March 1, 1998, among Siebel, Merger Sub and Scopus (the "Agreement"). The terms of the Agreement were determined through arms' length negotiations between Siebel and Scopus.

     The merger of Merger Sub with and into Scopus (the "Merger") became effective at the time of the filing of an Agreement of Merger with the California Secretary of State on May 18, 1998 (the "Effective Time") after 73.63% of the outstanding shares of Scopus common stock, par value $0.001 per share ("Scopus Common Stock"), approved the Agreement and the Merger and 74.59% of the outstanding shares of Siebel common stock, par value $0.001 per share ("Siebel Common Stock"), approved the issuance of Siebel Common Stock in connection with the Merger. Of the Scopus Common Stock eligible to vote on the Agreement and the Merger, 0.05% voted against the Agreement and the Merger and 0.02% abstained. Of the Siebel Common Stock eligible to vote on the issuance of Siebel Common Stock in connection with the Merger, 0.11% voted against the issuance and 0.26% abstained. At the Effective Time: (i) Merger Sub ceased to exist; (ii) Scopus, as the surviving corporation in the Merger, became a wholly owned subsidiary of Siebel; and (iii) subject to the provisions of the Agreement relating to the payment of cash in lieu of fractional shares, each share of Scopus Common Stock outstanding immediately prior to the Effective Time was converted into the right to receive 0.7281 shares of Siebel Common Stock.

     In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to Scopus options then outstanding, were converted into and became rights with respect to Siebel Common Stock, and Siebel assumed each such outstanding Scopus option in accordance with the terms of such option. By virtue of the assumption by Siebel of such Scopus options, from and after the Effective Time: (i) each Scopus option assumed by Siebel may be exercised solely for Siebel Common Stock; (ii) the number of shares of Siebel Common Stock subject to each such Scopus option is equal to the number of shares of Scopus Common Stock subject to such option immediately prior to the Effective Time multiplied by 0.7281 (the exchange ratio in the Merger), rounded down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share); and (iii) the per share exercise price under each such Scopus option was adjusted by dividing the per share exercise price under such Scopus option by 0.7281 and rounding up to the nearest cent.

     The former stockholders of Scopus are receiving approximately 15.1 million shares of Siebel Common Stock pursuant to the Merger. In addition, approximately
2.6 million shares of

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Siebel Common Stock may be issued in connection with the exercise of the Scopus options assumed by Siebel or the exercise of Siebel options issued to replace Scopus options in connection with the Merger.

     The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a pooling of interests. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.

     Siebel is the world's leading supplier of Enterprise Relationship Management systems for organizations focused on increasing sales, marketing and customer service effectiveness in field sales, service organizations, telesales, telemarketing, call centers and third-party resellers. The company's Windows-based client/server software combines a standards-based open architecture with new and emerging technologies to enable exceptional scalability, configurability, functionality and performance. Siebel's corporate alliances include Andersen Consulting, Compaq Computer Corporation, Microsoft, Inc. and Price Waterhouse.


ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (a)  Financial Statements of the Business Acquired

               (1) The required financial statements with respect to the acquired business referred to in Item 2 of this Report are incorporated by reference to such financial statements as filed with the Securities and Exchange Commission (the "Commission) by Scopus (Commission File Number 000-26948) in Scopus' Annual Report on Form 10-K for the fiscal year ended March 31, 1997 and in Scopus' Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 1997, September 30, 1997 and December 31, 1997.

          (b)  Pro Forma Financial Information

               (2) The required pro forma financial information with respect to the acquired business referred to in Item 2 of this Report is incorporated by reference to such pro forma financial information as filed with the Commission by Siebel in the Registration Statement on Form S-4 (Registration No. 333-48055) on March 17, 1997.

          (c)  Exhibits

EXHIBIT NO.    DESCRIPTION

2.1 Agreement and Plan of Merger and Reorganization, dated as of March 1, 1998, among Siebel Systems, Inc. a Delaware corporation, Syracuse Acquisition Sub, Inc., a California corporation, and Scopus Technology, Inc. a California corporation (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed with the Commission on March 16, 1998).

23.1           Consent of Coopers & Lybrand L.L.P. (filed herewith).

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99.1           Press Release of Siebel, dated May 18, 1998 (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed with the Commission on May 19, 1998).

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIEBEL SYSTEMS, INC.

Date:  May 29, 1998

                                             By:   /s/ Howard H. Graham
                                                ------------------------------
                                                   Howard H. Graham
                                                   Senior Vice President,
                                                   Finance and Administration
                                                   and Chief Financial Officer

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